Exhibit 99.3

Questions & Answers

PMC Acquisition

1.              Why is Skyworks acquiring PMC?

Through this acquisition, Skyworks solidifies its position as a highly diversified analog, RF and mixed signal semiconductor leader by significantly expanding our product portfolio, customer base and end market applications.  It also uniquely positions Skyworks to capitalize on the explosive demand for high performance solutions that seamlessly connect, transport and store Big Data. Acquisition of the PMC business enables us to substantially expand our serviceable market within some of the fastest growing segments in technology including cloud and hyperscale storage as well as optical networking.

2.              What are the terms of the acquisition and when will the transaction be completed?

Skyworks is buying PMC for $10.50 per share in an all-cash transaction valued at approximately $2 billion. The Boards of Directors of each company have approved the transaction, which is expected to close in the first half of calendar 2016, subject to PMC stockholder approval, receipt of regulatory approvals in various jurisdictions and other customary closing conditions.

3.              Who is PMC?

PMC is a semiconductor and software solutions innovator transforming networks that connect, transport and store Big Data.  Building on a track record of technology leadership, the company is driving innovation across storage, optical and mobile networks. PMC’s highly integrated solutions increase performance and enable next-generation services to accelerate the network transformation.

4.              What are the plans to integrate the two companies?

A joint integration task force, led by senior management and including representatives of both companies, will be formed to begin planning for the closing of the transaction and managing the details of integrating PMC and Skyworks.

5.              What can we expect in the interim?

We need to operate business as usual until the transaction is approved by stockholders and regulators and closed. Let’s remain focused on the work at hand and continue meeting our customer commitments.

6.              What should I do if I receive a question from the media?

All media questions should be directed to Pilar Barrigas in Corporate Communications.

7.              Are customers going to be notified?

Customers are being notified via a joint letter from Skyworks and PMC.

8.              Will Skyworks’ organizational structure change?

More information will be communicated as the integration team works through the process.

9.              Will the PMC executive team be part of the combined company after the closing?

It is still too early to discuss the management team structure. This will be worked through by the integration team over the coming months.

10.       Will PMC facilities around the world be integrated with Skyworks?

The integration team will develop recommendations regarding any changes to our geographic footprint.

11.       What if I have further questions?

Please speak with your manager or HR business partner.

Important Additional Information Will Be Filed with the SEC

PMC plans to file with the SEC and mail to its stockholders a proxy statement in connection with the transaction.  Additionally, PMC will file other relevant materials with the SEC in connection with the transaction.  The proxy statement and other relevant materials will contain important information about Skyworks, PMC, the transaction and related matters.  Investors and security holders are urged to read the proxy statement and the other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Investors and security holders will be able to obtain free copies of the proxy statement and relevant other documents filed with the SEC by Skyworks and PMC through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement and the other relevant documents filed with the SEC by PMC from PMC by contacting Joel Achramowicz at (408) 239-8630.

Skyworks and PMC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.  Information regarding Skyworks’ directors and executive officers is contained in Skyworks’ Form 10-K for the year ended October 3, 2014 and its proxy statement dated April 8, 2015.  Information regarding PMC’s directors and executive officers is contained in PMC’s Form 10-K for the year ended December 27, 2014 and its proxy statement dated March 20, 2015, which are filed with the SEC.  Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Statement

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include without limitation information regarding the proposed transaction between Skyworks and PMC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Skyworks or PMC managements’ future expectations, beliefs, goals, plans or prospects.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and  similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Skyworks related to the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; the failure of Skyworks to obtain the necessary financing arrangements set forth in the debt commitment letter delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2014 and its most recent quarterly report filed with the SEC and in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and its most recent quarterly report filed with the SEC.  The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.